UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2003

                         Hampton Roads Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)

           Virginia                005-62335                     54-2053718
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

                  201 Volvo Parkway, Chesapeake, Virginia 23320
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 436-1000

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Item 5. Other Events.

      On August 12, 2003, the Board of Directors authorized the repurchase of shares of its Common Stock in transactions privately negotiated with shareholders and in market transactions with securities brokers and dealers. A press release was issued on August 13, 2003, a copy of which is furnished herewith as an Exhibit 99.1. This information is furnished pursuant to Item 5 "Other Events" of Form 8-K..

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Hampton Roads Bankshares, Inc.

Date August 13, 2003                   By: /s/ Jack W. Gibson
                                           -------------------------------------
                                           Jack W. Gibson
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibits
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   99.1           Press release dated August 13, 2003